Exhibit 99.2

AMENDMENT NO. 2 TO THE SECOND LIEN CREDIT AGREEMENT

Dated as of December 22, 2006

AMENDMENT NO. 2 TO THE SECOND LIEN CREDIT AGREEMENT (this “Amendment”) among SOLO CUP COMPANY, a Delaware corporation (the “Borrower”), SOLO CUP INVESTMENT CORPORATION, a Delaware corporation (“Holdings”), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below from time to time (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) WHEREAS, the Borrower, Holdings, the Lenders, BANK OF AMERICA, N.A., as Administrative Agent, and BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Bookrunning Manager, have entered into a Second Lien Credit Agreement dated as of March 31, 2006 (such Second Lien Credit Agreement, as amended, supplemented or otherwise modified up to but not including the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment will have the same meanings as specified in the Credit Agreement);

(2) WHEREAS, the Borrower desires to increase the existing Facility with additional Term Loans under the Credit Agreement up to an aggregate principal amount of $50,000,000, having identical terms with, and having the same rights and obligations under the Loan Documents as, the Term Loans as set forth in the Loan Documents, except as such terms are amended hereby;

(3) WHEREAS, each Person who executes and delivers this Amendment as a lender with a new commitment to make Additional Term Loans (as defined below) or an increase in such Lender’s existing Commitment (each, in such capacity, an “Additional Lender”), will make Term Loans on the Additional Term Loan Effective Date (as defined below) (each, an “Additional Term Loan”) to the Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Schedule 2.01 to the Credit Agreement, as amended as of the Additional Term Loan Effective Date, under the caption “Additional Commitment,” the proceeds of which will be used by the Borrower to repay the Revolving Credit Facility under and as defined in the First Lien Credit Agreement, it being understood that an Additional Lender may be a Lender prior to the Additional Term Loan Effective Date;

(4) WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments as described below; and

(5) WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

Project Java – Second Lien Amendment No. 2

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Additional Commitment” means, as to each Additional Lender, the obligation of such Additional Lender to make Additional Term Loans to the Borrower on the Additional Term Loan Effective Date, in an amount in Dollars set forth next to the name of such Additional Lender on Schedule 2.01 hereto under the caption “Additional Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Additional Lender” means a Person with an Additional Commitment to make Additional Term Loans to the Borrower on the Additional Term Loan Effective Date, it being understood that an Additional Lender may be an existing Lender.

“Additional Term Loan” means a Term Loan or Term Loans in Dollars made pursuant to Section 2.01(b) of this Agreement on the Additional Term Loan Effective Date.

“Additional Term Loan Effective Date” has the meaning specified in Section 3 of Amendment No. 2.

“Amendment No. 2” means the Amendment No. 2 to this Agreement, dated as of December __, 2006, among the Borrower, Holdings, the Administrative Agent and the Lenders party thereto.

“Amendment No. 2 Effective Date” has the meaning specified in Section 3 of Amendment No. 2.

“Term Loan Commitment” means, as to each Lender, the obligation of such Lender to make Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 hereto under the caption “Term Loan Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

(b) Section 1.01 of the Credit Agreement is hereby further amended as follows:

(v) By amending the definition of “Applicable Rate” to delete the number “6.00” therein and replace it with the number “6.25” and to delete the number “5.00” therein and replace it with the number “5.25”.

(vi) By amending and restating the definition of “Commitment” in its entirety to read in full as follows:

““Commitment” means a Term Loan Commitment and an Additional Commitment, as the context may require.”

(vii) By amending and restating the definition of “Consolidated EBITDA” in its entirety to read in full as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount

Project Java – Second Lien Amendment No. 2

equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) the amount of depreciation and amortization expense, (iv) all non-cash impairment charges (to the extent not captured in amortization), (v) all underfunded pension expenses to the extent constituting non-cash charges, (vi) other non-cash non-recurring expenses of the Borrower and its Subsidiaries which do not represent a cash item in such period or any future period, (vii) non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Borrower and its Subsidiaries pursuant to a written plan or agreement or the treatment of such options under variable plan accounting, (viii) fees, expenses or charges related to the transactions contemplated by the amendments to this Agreement and the First Lien Credit Agreement on the Amendment No. 2 Effective Date (including costs and expenses of outside advisors to the Administrative Agent and its counsel), (ix) all non–cash expenses attributable to minority interests in Subsidiaries, and (x) losses from sales of assets and foreign currency translations, and minus (b)(i) gains from sales of assets and foreign currency translations to the extent included in calculating such Consolidated Net Income for such period, (ii) interest income to the extent included in calculating such Consolidated Net Income for such period and (iii) all non-cash items increasing Consolidated Net Income for such period; provided that notwithstanding the foregoing, (i) Consolidated EBITDA for the first three fiscal quarters of 2006 will be deemed to be $21,675,021 for the first fiscal quarter of 2006; $43,473,251 for the second fiscal quarter of 2006; and $35,805,728 for the third fiscal quarter of 2006, and (ii) Consolidated EBITDA for the fourth fiscal quarter of 2006 of the Borrower shall be adjusted to exclude (to extent incurred during such period) expenses incurred in connection with the SAP implementation, severance costs, post-acquisition legal expenses and non-recurring professional fees and charges in an aggregate amount not to exceed $6,562,490.”

(viii) By adding at the end of the definition of “Consolidated Interest Coverage Ratio” the following:

“If during any period for which Consolidated Interest Charges are being determined, the Borrower or any Subsidiary shall have consummated any Disposition or any Investment permitted under Section 7.03(n) that involves the payment of aggregate consideration of $20,000,000 or more, then, for purposes of this definition, Consolidated Interest Charges shall be determined on a pro forma basis as if such Disposition or Investment had been consummated on the first day of such period.”

(ix) By adding at the end of the definition of “Consolidated Leverage Ratio” the following:

“If during any period for which Consolidated EBITDA is being determined, the Borrower or any Subsidiary shall have consummated any Disposition or any Investment permitted under Section 7.03(n) that involves the payment of aggregate consideration of $20,000,000 or more, and, in the case of such Investment, to the extent that the entity or assets so acquired have not been sold, transferred or otherwise disposed of during the applicable period, then, for purposes of this definition, Consolidated EBITDA shall be determined on a pro forma basis as if such Investment or Disposition had been made or consummated on the first day of such period.”

Project Java – Second Lien Amendment No. 2

(x) By amending and restating the definition of “Lender” in its entirety to read in full as follows:

““Lender” has the meaning specified in the introductory paragraph hereto, including each Additional Lender.”

(xi) By amending and restating the definition of “Permitted Sale and Leaseback Transactions” in its entirety to read in full as follows:

““Permitted Sale and Leaseback Transactions” means with respect to Holdings or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby Holdings or such Subsidiary shall sell or transfer any of the property or assets of Holdings and its Subsidiaries and thereafter enter into a long-term contract to rent or lease such property or assets that it intends to use for the same purpose or purposes as such property or assets being sold or transferred; provided that any rent or lease obligation with respect thereto shall not constitute a Capitalized Lease Obligation, Synthetic Lease Obligation or Indebtedness.”

(xii) By amending and restating the definition of “Term Borrowing” in its entirety to read in full as follows:

““Term Borrowing” means, individually or collectively as the context may require, (a) the borrowing, as of the Closing Date, consisting of simultaneous Term Loans of the same Type made by the Lenders and (b) the borrowing, as of the Additional Term Loan Effective Date, consisting of simultaneous Additional Term Loans of the same Type made by the Lenders.”

(xiii) By amending and restating the definition of “Term Loan” in its entirety to read in full as follows:

““Term Loan” means an extension of credit by a Lender to the Borrower made pursuant to Section 2.01(a) or (b).”

(c) Article II of the Credit Agreement is hereby amended by adding an “(a)” at the beginning of the first sentence of Section 2.01 and by adding a new clause (b) to Section 2.01 to read in full as follows:

“(b) The Additional Term Loans. (i) Subject to the terms and conditions hereof, each Additional Lender severally agrees to make an Additional Term Loan to the Borrower on the Additional Term Loan Effective Date in a principal amount not to exceed its Additional Commitment on the Additional Term Loan Effective Date, which Additional Term Loans shall have the same terms as the Term Loans. Each of the parties hereto hereby agrees that the Additional Term Loans shall be deemed to be Term Loans for all purposes hereunder and any and all terms and provisions in the Loan Documents that pertain to the Term Loans shall be deemed to apply to the Additional Term Loans, unless the context otherwise requires. Additional Term Loans shall earn interest at the same rate and shall be payable on the same terms and the same dates as interest on the Term Loans.

(ii) Application of Proceeds of Additional Term Loans. The Borrower hereby irrevocably authorizes and directs the Administrative Agent to apply the proceeds of the Additional Term Loans made on the Additional Term Loan Effective

Project Java – Second Lien Amendment No. 2

Date to repay the outstanding Revolving Credit Loans under the First Lien Credit Agreement without a corresponding permanent reduction in the Revolving Credit Commitments (as defined in the First Lien Credit Agreement).”

(d) Article II of the Credit Agreement is hereby further amended by amending and restating clause (i) of the penultimate sentence of Section 2.05(a) in full to read as follows:

“(i) of outstanding Term Loans made on or prior to the first anniversary of the Additional Term Loan Effective Date shall be accompanied by a premium equal to 1.00% of the principal amount of Term Loans (including Additional Term Loans) prepaid (the “Call Premium”) and”

(e) Article II of the Credit Agreement is hereby further amended by amending and restating clause (b)(ii) of Section 2.05 in its entirety to read in full as follows:

“(ii) if Holdings or any of its Subsidiaries

(x) Disposes of any properties or assets in connection with a Permitted Sale and Leaseback Transaction, or

(y) Disposes of any properties or assets (other than any Disposition of properties or assets in connection with a Permitted Sale and Leaseback Transaction or any Disposition of any properties or assets permitted by Section 7.05(a), (b)(i), (c), (d), (e), (g), (i), (k), (m) and (p)) which in the aggregate results in the realization by Holdings and its Subsidiaries during any fiscal year of Net Cash Proceeds (determined as of the date of receipt) in excess of $10,000,000 (the “Initial Threshold”) in the aggregate the Borrower shall prepay an aggregate principal amount of Term Loans equal to 100% of the amount of all such Net Cash Proceeds promptly (but in any case within (i) sixty Business Days with respect to any Disposition described above for which the Net Cash Proceeds equal less than $1,000,000 and (ii) ten Business Days for all other such Dispositions) after receipt thereof by Holdings or such Subsidiary; provided, that notwithstanding the foregoing, to the extent that the Borrower has requested, pursuant to Section 2.05(b)(ii) of the First Lien Credit Agreement, that any Net Cash Proceeds from any Permitted Sale and Leaseback Transaction be used to prepay the Facility, the Borrower shall, so long as (x) before and after giving effect to such prepayment no “Default” or “Event of Default” (under and as defined in the First Lien Credit Agreement) shall have occurred and be continuing and (y) in the case of Permitted Sale and Leaseback Transactions consummated after September 30, 2007, on the date of such prepayment, after giving pro forma effect thereto, the Consolidated Leverage Ratio shall be less than 5.00:1.00, apply such Net Cash Proceeds to prepay the Facility (it being understood that to the extent the conditions set forth in subclause (x) and subclause (y) shall not be fulfilled, the Net Cash Proceeds from any Permitted Sale and Leaseback Transaction shall be used to prepay any First Lien Obligations in accordance with the First Lien Credit Agreement); provided further that if, at the time any Permitted Sale and Leaseback Transaction is Consummated, the Borrower determines that the Attributable Debt (as defined in the Senior Subordinated Notes Indenture) related to such Permitted Sale and Leaseback Transaction is being incurred pursuant to Section 4.09(a) of the Senior Subordinated Notes Indenture, then the Borrower hereby agrees to prepay the First Lien Obligations with the

Project Java – Second Lien Amendment No. 2

Net Cash Proceeds from such Permitted Sale and Leaseback Transaction rather than the Term Loans until the First Lien Obligations are paid in full.”

(f) Article II of the Credit Agreement is hereby further amended by amending and restating Section 2.06 in its entirety to read in full as follows:

“Termination of Commitments. (a) All of the Term Loan Commitments shall automatically terminate and be reduced to zero upon the initial Credit Extension hereunder on the Closing Date and (b) all of the Additional Commitments shall automatically terminate and be reduced to zero upon the extension of credit for the Additional Term Loans on the Additional Term Loan Effective Date.”

(g) Article VI of the Credit Agreement is hereby amended by amending and restating subsection 6.01(e) in its entirety to read as follows:

“(e) on January 3, 2007, and every two weeks thereafter so long as the Consolidated Leverage Ratio of the Borrower is greater than 4.50:1.00, a liquidity forecast for the Borrower and its Subsidiaries for the next 13 week period in form and substance satisfactory to the Administrative Agent; provided it is understood that the form of liquidity forecast currently prepared by the Borrower and delivered to the Administrative Agent prior to October 6, 2006 is satisfactory to the Administrative Agent.”

(h) Article VI of the Credit Agreement is hereby amended by redesignating subsections (c) through (i) of Section 6.02 as subsections (d) through (j) respectively, by deleting the section reference “6.02(d)” in the second line of the penultimate paragraph of such Section and replacing it with the section reference “6.02(e)”, and adding a new subsection (c) to read in full as follows:

“(c) concurrently with the delivery of the financial statements referred to in Section 6.01(c), a duly completed report signed by a Responsible Officer of the Borrower which shall include a schedule of cost saving initiatives identified by the Borrower in the three-year financial plan provided to the Administrative Agent prior to the Amendment No. 2 Effective Date (the “Plan”), together with a summary of costs savings for the monthly period covered by such report, a comparison of such cost savings to the expected cost savings identified in the Plan for such month and on a year-to-date basis, and management’s discussion and analysis of the major variances to such Plan, in form and substance reasonably acceptable to the Administrative Agent;”

(i) Article VI of the Credit Agreement is hereby amended by amending and restating Section 6.11 in its entirety to read in full as follows:

“Use of Proceeds. Use the proceeds of (i) the Credit Extension on the Closing Date to refinance a portion of the Revolving Credit Loans and pay any transaction fees and expenses in connection therewith and (ii) the Additional Term Loans to refinance a portion of the Revolving Credit Loans on the Additional Term Loan Effective Date.”

Project Java – Second Lien Amendment No. 2

(j) Article VI of the Credit Agreement is hereby further amended by deleting the number “$3,000,000” in Section 6.15(b) and replacing it with the number “$1,000,000” and adding at the end of such Section before the period a proviso to read as follows:

“; provided that the Company shall have 90 Business Days after the Amendment No. 2 Effective Date to furnish any Local Law Perfection Documents required to be delivered as a result of Amendment No. 2”.

(k) Article VI of the Credit Agreement is hereby further amended by adding a new sentence at the end of Section 6.18(c) to read as follows:

“In the event that such consent is obtained, the Borrower shall satisfy the requirements set forth in Section 6.18(a) with respect to such Owned Real Property within 60 days of receipt of such consent (provided that so long as the Borrower shall have used commercially reasonable efforts to satisfy the conditions set forth in Section 6.18(a) within such 60–day period, the Administrative Agent shall, upon the request of the Borrower, extend the 60–day period for such additional period as shall be requested by the Borrower, not to exceed 60 additional days; provided further, that any additional extensions thereafter shall be subject to the approval of the Required Lenders).”

(l) Article VII of the Credit Agreement is hereby amended by amending and restating subsection (D)(2) of Section 7.03(n) to read in full as follows:

“(2) immediately after giving effect to such purchase or other acquisition, (x) the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.10 and (y) the Consolidated Leverage Ratio shall be less than or equal to 4.50:1.00, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby;”

(m) Article VII of the Credit Agreement is hereby further amended by amending and restating subsection (f) of Section 7.05 to read in full as follows:

“(f) Dispositions of equipment or real property (or any interest therein) or IP Rights (other than licenses of IP Rights) to the extent the proceeds of such Disposition are used to repay the Term Loans pursuant to Section 2.05(b)(ii);”

(n) Article VII of the Credit Agreement is hereby further amended by amending and restating subsection (j) of Section 7.05 in full to read as follows:

“(j) Dispositions of a business line or segment, provided that the aggregate assets to be transferred or utilized in a business line or segment to be so Disposed, combined with all other assets transferred and all other assets utilized in all other business lines or segments Disposed of during such fiscal quarter and the immediately preceding 3 fiscal quarters, other than Dispositions included as part of the 17% Test referred to below, shall not constitute more than 3% of consolidated total assets at the end of the most recently ended fiscal year (the “3% Test”); provided that, in addition to the foregoing, during the period from the Amendment No. 2 Effective Date through December 31, 2007 (the “Specified Period”), the Borrower may make additional Dispositions of a business line or segment in an aggregate amount not to exceed 17%

Project Java – Second Lien Amendment No. 2

of consolidated total assets at the end of the most recently ended fiscal year (the “17% Test”) when combined with all such Dispositions made during the Specified Period, other than Dispositions included as part of the 3% Test;”

(o) Article VII of the Credit Agreement is hereby further amended by amending clause (x) of Section 7.05(q) to read in full as follows:

“(x) any Permitted Sale and Leaseback Transactions in an aggregate amount not to exceed $175,000,000; provided the proceeds of such Dispositions are used to repay the Term Loans pursuant to Section 2.05(b)(ii); and”

(p) Article VII of the Credit Agreement is hereby further amended by amending and restating subsections (d) and (e) of Section 7.06 to read in full as follows:

“(d) Holdings and the Borrower may purchase, redeem or otherwise acquire or retire for value any Equity Interests of Holdings or any Subsidiary of the Borrower held by any current or former director, officer, consultant or employee of the Borrower, Holdings or any Subsidiary, or their estates or the beneficiaries of such estates, (i) in an amount not to exceed $3,000,000 in any fiscal year; provided that, for Restricted Payments made on or after the Amendment No. 2 Effective Date, the Consolidated Leverage Ratio shall be equal to or less than 4.50:1.00 (both before and after giving effect to the Restricted Payments made pursuant to this Section 7.06(d)(i)); provided further that the principal amount of any such Equity Interest that is sold, transferred or reissued for value by Holdings or the Borrower to a replacement director, officer, consultant or employee of Borrower, Holdings or any Subsidiary within such fiscal year shall be subtracted from such amount; and provided further the Borrower may carry over and so utilize in subsequent fiscal years the portion of such $3,000,000 not utilized in any prior year so long as the aggregate amount so utilized in any fiscal year, including the $3,000,000 otherwise available during such year, does not exceed $10,000,000 and (ii) in an amount not to exceed $3,000,000 for Restricted Payments in connection with the termination of certain employees;

(e) the Borrower or any of its Subsidiaries may make Restricted Payments to Holdings the proceeds of which shall be used by Holdings (i) to satisfy its payment obligations under the Vestar Management Agreement and the SCC Holding Management Agreement; provided that (x) with respect to management fee payments made for management services performed during and after fiscal year 2007, the Consolidated Leverage Ratio shall be equal to or less than 4.50:1.00 (both before and after giving effect to the Restricted Payments made pursuant to this Section 7.06(e)(i)) and (y) that the aggregate amount of such Restricted Payments, together with any other direct or indirect payments by the Borrower or any of its Subsidiaries on account of such management agreements shall not exceed $3,300,000 plus expenses with respect to any fiscal year or (ii) to pay Holdings’s actual out-of-pocket administrative and operating fees and expenses so long as Holdings has no operations and no Investments other than its ownership of Equity Interests of the Borrower and cash or Cash Equivalents; provided that the aggregate amount of all such Restricted Payments pursuant to this clause (ii) in any calendar year shall not exceed $1,000,000;”

Project Java – Second Lien Amendment No. 2

(q) Section 7.10(a) of the Credit Agreement is hereby amended by replacing the ratios for the periods from December 31, 2006 through December 31, 2009 in the table therein with the following ratios:

Fiscal Year	March 31	June 30	September 30	December 31
2006				1.00:1.00
2007	1.00:1.00	1.00:1.00	1.00:1.00	1.25:1.00
2008	1.50:1.00	1.75:1.00	2.00:1.00	2.00:1.00
2009	2.00:1.00	2.00:1.00	2.00:1.00	2.25:1.00

(r) Section 7.10(b) of the Credit Agreement is hereby amended by replacing the ratios for the periods from December 31, 2006 through December 31, 2009 in the table therein with the following ratios:

Fiscal Year	March 31	June 30	September 30	December 31
2006				10.00:1.00
2007	10.00:1.00	9.50:1.00	9.00:1.00	7.50:1.00
2008	6.25:1.00	5.50:1.00	5.00:1.00	4.75:1.00
2009	4.75:1.00	4.75:1.00	4.25:1.00	3.75:1.00

SECTION 2. Amendment to Schedule 2.01. Upon the effectiveness of this Amendment, Schedule 2.01 to the Credit Agreement shall be amended to add the supplement to Schedule 2.01 attached hereto as Exhibit B to reflect the allocations of the Additional Lenders as of the Additional Term Loan Effective Date (as defined below).

SECTION 3. Conditions of Effectiveness. (a) This Amendment (other than Section 1 and Section 2) shall become effective as of the date first written above (the “Amendment No. 2 Effective Date”) when the Administrative Agent shall have received counterparts of (i) this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) the Consent (the “Consent”) substantially in the form of Exhibit A attached hereto and executed by each of the Loan Parties (other than Holdings and the Borrower), and Section 1 and Section 2 (except to the extent set forth in Section 3(b) below) shall become effective as of the date first written above when, and only when:

(i) Amendment No. 2 Effective Date. The Amendment No. 2 Effective Date shall have occurred.

(ii) Payment of Fees and Expenses. The Borrower shall have paid (i) all reasonable out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent invoiced to the Borrower in reasonable detail) incurred in connection with the preparation, negotiation and execution of this Amendment to the extent invoiced, and (ii) such fees as have been separately agreed among the Borrower, the Administrative Agent and Banc of America Securities LLC.

Project Java – Second Lien Amendment No. 2

(iii) Payment of Amendment Fee. The Borrower shall have paid for the benefit of each Lender executing this Amendment on or before 12:00 noon Eastern time on December 21, 2006, a fee equal to 0.25% of the aggregate Term Loans and Commitments of each such Lender.

(iv) No Default. After giving effect to this Amendment, no Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Amendment.

(v) Consent to Mortgage. The Borrower or its applicable Subsidiary shall have either (x) obtained the consent from the City of Chicago to encumber the Owned Real Property located at 3333 East 87th Street, Chicago, Illinois as specified in Section 6.18(c) of the Credit Agreement or, (y) if such consent has not been obtained by the Borrower or its applicable Subsidiary after using commercially reasonable efforts to do so, delivered to the Administrative Agent a detailed description of the efforts undertaken to date and the additional efforts to be undertaken by the Borrower or its applicable Subsidiary to obtain such consent in substance satisfactory to the Administrative Agent.

(b) The portions of this Amendment relating to the financing in respect of the Additional Term Loans shall become effective as of the date (the “Additional Term Loan Effective Date”) when, and only when, each of the conditions set forth in Section 3(a) shall have been satisfied and each of the following conditions set forth in this Section 3(b) shall have been satisfied, in each case, to the satisfaction of the Administrative Agent.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrower, (b) Holdings, (c) the Administrative Agent, (d) the Required Lenders and (e) each Additional Lender, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(ii) Committed Loan Notice. The Borrower shall have provided the Administrative Agent with a Committed Loan Notice in accordance with the requirements of Section 2.02(a) of the Credit Agreement with respect to the borrowing of the Additional Term Loans on the Additional Term Loan Effective Date.

(iii) Payment of Fees and Expenses. The Borrower shall have paid (i) all reasonable out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent invoiced to the Borrower in reasonable detail) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement to the extent invoiced, and (ii) such fees as have been separately agreed among the Borrower, the Administrative Agent and Banc of America Securities LLC.

Project Java – Second Lien Amendment No. 2

(iv) Evidence of Debt. Each Additional Lender shall have received, if requested, one or more Term Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit B to the Credit Agreement.

(v) Resolutions. The Administrative Agent shall have received certified copies of (A) the resolutions of the Board of Directors of (1) Holdings and the Borrower evidencing approval for this Amendment and all matters contemplated hereby and (2) each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

(vi) Certificates. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or another Responsible Officer) of the Borrower on behalf of itself and each other Loan Party certifying (A) the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder, (B) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments of any Loan Party is required for the due execution, delivery or performance of this Amendment by the Borrower and Holdings and of the Consent by the Loan Parties signatories thereto, (C) that, after giving effect to the amendments contemplated by this Amendment, the representations and warranties of the Loan Parties contained in Section 4 of this Amendment, in Article V of the Credit Agreement and in any other Loan Document are true and correct on and as of such date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and (D) that, after giving effect to the amendments contemplated by this Amendment, no event has occurred and is continuing that constitutes a Default.

(vii) Legal Opinion. The Administrative Agent shall have received a favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Loan Parties, to the effect that this Amendment and the Consent have been duly authorized, executed and delivered by the Loan Parties and confirming its opinions dated March 31, 2006 pursuant to Section 4.01(a)(viii) of the Credit Agreement that have been reasonably requested by the Administrative Agent to be so confirmed, with references therein to the “Credit Agreement” to mean the Credit Agreement, as amended by this Amendment.

(viii) Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and Shearman & Sterling LLP as counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

(ix) Repayment of Revolving Credit Loans. Simultaneously with the extension of credit under the Credit Agreement in respect of the Additional Term Loans on the Amendment No. 2 Effective Date, the Revolving Credit Loans under the First Lien Credit Agreement shall be repaid with the Net Cash Proceeds of the Additional Term Loans.

Project Java – Second Lien Amendment No. 2

(x) Funding Date. The Additional Term Loan Effective Date shall have occurred no later than January 9, 2007.

SECTION 4. Representations and Warranties. Each of Holdings and the Borrower represents and warrants as follows:

(a) The execution, delivery and performance by it of this Amendment, the execution, delivery and performance of the Consent by the Loan Parties signatory thereto and the performance of each Loan Party of each Loan Document (as amended by this Amendment) to which such Person is a party, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation to which such Person is a party or affecting the properties of such Person or any of its Subsidiaries other than as contemplated hereby or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate in any material respect any Law applicable to such Loan Party or its properties.

(b) This Amendment and the Consent, when delivered hereunder, will have been duly executed and delivered by each Loan Party that is party thereto. This Amendment and the Consent, as applicable, when so delivered, will constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and subject to equitable principles of general application.

SECTION 5. Reference to and Effect on the Credit Agreement, the Term Notes and the Loan Documents. (a) On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Term Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Term Notes and each of the other Loan Documents, in each case as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each of Holdings and the Borrower hereby (i) confirms and continues the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party and (ii) acknowledges and agrees that the pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall be in favor of the Collateral Agent and shall continue to secure the Obligations. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (on the terms set forth in the Collateral Documents) of such Person under the Loan Documents, in each case as amended by this Amendment. Each of Holdings and the Borrower hereby further agrees that (i) the Additional Term Loans made to the Borrower by the applicable Lenders and all Obligations owing to such Lenders shall be subject to and shall benefit from all of the provisions of the Credit Agreement and the other Loan Documents applicable to the Additional Term Loans and the other Term Loans and (ii) the Lenders providing Additional Term Loans are “Secured Parties” under the Security Agreement.

Project Java – Second Lien Amendment No. 2

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs, Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution, delivery and any modification of this Amendment and the other instruments and documents to be delivered by any Loan Party hereunder (including, without limitation, the reasonable fees and expenses of external counsel for the Administrative Agent invoiced to the Borrower in reasonable detail) in accordance with the terms of Section 11.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Project Java – Second Lien Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOLO CUP COMPANY

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	President and CEO

SOLO CUP INVESTMENT CORPORATION

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	President and CEO

Project Java – Second Lien Amendment No. 2

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Project Java – Second Lien Amendment No. 2

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

BANK OF AMERICA, N.A., as Additional Lender

By:
Name:
Title:

Project Java – Second Lien Amendment No. 2

[Please type or print name of institution]

By
Title:

Project Java – Second Lien Amendment No. 2

Exhibit A

CONSENT AND CONFIRMATION

Dated as of December 22, 2006

Each of the undersigned hereby consents to the Amendment No. 2 to the Credit Agreement dated as of the date hereof among SOLO CUP COMPANY, a Delaware corporation, SOLO CUP INVESTMENT CORPORATION, a Delaware corporation, the banks, financial institutions and other institutional lenders party thereto (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Amendment”; capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in, or as incorporated by reference into, the Amendment) and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party is continued, (c) the pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall be in favor of the Collateral Agent and shall continue to secure the Obligations, (d) the Additional Term Loans made to the Borrower by the applicable Lenders and all Obligations owing to such Lenders shall be subject to and shall benefit from all of the provisions of the Credit Agreement and the other Loan Documents applicable to Additional Term Loans and the other Term Loans, (e) the Lenders providing Additional Term Loans are “Secured Parties” under the Security Agreement, and (f) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein) on the terms set forth in the Collateral Documents.

SOLO MANAGEMENT COMPANY

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	President and CEO

P.R. SOLO CUP, INC.

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	President

SF HOLDINGS GROUP, INC.

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	President and CEO

Project Java – Second Lien Amendment No. 2

SOLO CUP OPERATING CORPORATION

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	President and CEO

LILY-CANADA HOLDING CORPORATION

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	President

SOLO MANUFACTURING LLC

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	President

Project Java – Second Lien Amendment No. 2

Exhibit B

Schedule of Commitments and Pro Rata Shares of Additional Lenders

Project Java – Second Lien Amendment No. 2